Credit Suisse 2016 Financial Services Forum February 9, 2016 Kathy Rogers Vice Chairman and Chief Financial Officer P.W. (Bill) Parker Vice Chairman, Chief Risk Officer Exhibit 99.1

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U.S. BANCORP
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3 | U.S. BANCORP Agenda Company Overview Value Creation Credit Update Interest Rates 1Q16 Update

4 | U.S. BANCORP U.S. Bancorp 4Q15 Dimensions Market value as of 2/5/16 NYSE Traded USB Founded 1863 Market Value $70B Branches 3,133 ATMs 4,936 Customers 18.5M Assets $422B Deposits $300B Loans $261B

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U.S. BANCORP
Industry Position
Source: company reports, SNL and FactSet
Assets and deposits as of 12/31/15, market value as of 2/5/16
Assets
Market Value
Deposits
U.S.
U.S.
U.S.
Rank
Company
$ Billions
Rank
Company
$ Billions
Rank
Company
$ Billions
1
J.P. Morgan
2,352
1
J.P. Morgan
1,280
1
Wells Fargo
244
2
Bank of America
2,144
2
Wells Fargo
1,223
2
J.P. Morgan
213
3
Wells Fargo
1,788
3
Bank of America
1,197
3
Bank of America
134
4
Citigroup
1,731
4
Citigroup
908
4
Citigroup
118
5
U.S. Bancorp
422
5
U.S. Bancorp
300
5
U.S. Bancorp
70
6
PNC
358
6
PNC
249
6
PNC
42
7
BB&T
210
7
SunTrust
150
7
BB&T
25
8
SunTrust
191
8
BB&T
149
8
SunTrust
17
9
Fifth Third
141
9
Fifth Third
103
9
Fifth Third
12
10
Regions
126
10
Regions
98
10
Regions
10

6 | U.S. BANCORP Agenda Company Overview Value Creation Credit Update Interest Rates 1Q16 Update

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U.S. BANCORP
Revenue Diversification
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
41%
Payment Services
31%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
17%
Fee Income / Total Revenue
46%
45%
45%
45%
35%
40%
45%
50%
55%
2012
2013
2014
2015
FY2015 taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support (see slide 21)
Revenue Advantages
High return/capital efficient businesses:
Corporate Trust
Merchant Services
Fund Services
Treasury Management
Consistent, predictable businesses

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U.S. BANCORP
Best in Class Debt Rating
Debt ratings: holding company as of 2/5/16
USB is highest rated peer bank across all rating agencies
Funding advantage
Competitive advantages
Pricing
Flight-to-quality
Sales Force
Confidence
op=outlook positive
on=outlook negative
s=outlook stable
wn=watch negative
wp=watch positive

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Source: SNL; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Revenue contribution percentages exclude Treasury and Corporate Support (see slide 21)
Achieving Growth
9
U.S. BANCORP
24%
18%
24%
15%
10%
9%
34%
17%
27%
13%
2%
7%
22%
54%
24%
28%
60%
12%
19%
9%
28%
44%
17%
11%
31%
41%
Total Revenue
2010 Revenue
$18.1 billion
2015 Revenue
$20.3 billion
2010 Avg Deposits
$185 billion
2015 Avg Deposits
$287 Billion
Average Deposits
2010 Avg Loans
$193 billion
2015 Avg Loans
$250 billion
Average Loans
Payment Services
Consumer and
Small Business Banking
Wealth Management
and Securities Services
Wholesale Banking
and Commercial Real Estate
Noninterest Bearing
Checking and Savings
Time
Commercial
Commercial Real Estate
Res Mtg and Home Equity
Credit Card
Other Retail
Covered
Peer
Median
+15%
USB   +30%
USB   +55%
Peer
Median
+24%
Peer
Median
-5%
USB   +12%

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U.S. BANCORP
Performance vs. Peers
Return on
Average Assets
Return on Average
Common Equity
Efficiency Ratio
Since 1Q08
2015
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
1.44%
1.32%
1.22%
1.16%
1.06%
1.02%
0.99%
0.97%
0.87%
0.74%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.0%
12.7%
11.3%
10.4%
9.5%
8.6%
8.5%
8.3%
6.3%
6.2%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
53.8%
57.7%
57.7%
61.5%
62.5%
63.3%
64.2%
66.5%
66.7%
69.5%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.2%
12.0%
9.6%
8.9%
8.2%
6.6%
4.0%
2.2%
1.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
51.4%
57.6%
58.0%
61.0%
61.1%
63.7%
68.1%
69.3%
69.7%
73.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
1.41%
1.24%
1.13%
0.92%
0.79%
0.75%
0.50%
0.30%
0.26%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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U.S. BANCORP
Efficiency
Single processing platforms
Full consolidation of acquisitions
Operating scale in all significant
businesses
Business line monthly review
process
Prudent expense management
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
2015 Efficiency Ratio
Sources of
Competitive Advantage
53.8%
57.7%
57.7%
61.5%
62.5%
63.3%
64.2%
66.5%
66.7%
69.5%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

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U.S. BANCORP
Capital Management
Earnings Distribution
Target
Annual dividend increased from
$0.98 to $1.02 per share in 2Q15,
a 4.1% increase
Five-quarter authorization to
repurchase up to $3.0 billion of
outstanding stock effective
April 1, 2015
CET1* at 9.1% in 4Q15, above
target of 8.0%
Capital Actions
Payout Ratio
72%
71%
72%
62%
* Common equity tier 1 capital to risk-weighted assets estimated for the Basel III fully implemented standardized approach
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 -
40%
30 -
40%
30 -
40%
35%
42%
41%
40%
2012
2013
2014
2015
Dividends
Share Repurchases
27%
29%
31%
32%

13 | U.S. BANCORP Agenda Company Overview Value Creation Credit Update Interest Rates 1Q16 Update

Credit Quality
$ in millions
Net Charge-offs
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$308
$279
$296
$292
$305
0.50%
0.46%
0.48%
0.46%
0.47%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
4Q14
1Q15
2Q15
3Q15
4Q15
520
$1,808
$1,696
$1,577
$1,567
$1,523
0.73%
0.69%
0.63%
0.61%
0.58%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
4Q14
1Q15
2Q15
3Q15
4Q15
2,800

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U.S. BANCORP

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U.S. BANCORP
Credit Update -
Energy Overview
Wholesale energy loans of $3.2 billion; 1.2% of total loans
Most directly impacted are the exploration and production loans which make up about half of the total energy portfolio
•
Largely secured by borrowing bases
•
Monitored and adjusted relative to market conditions
Reserve for energy loans is 5.4% of total energy loans
•
Reserve levels assume oil prices stay at depressed levels for the near future
Loans outstanding in energy-related markets represent 1.8% of total loans
Principally commercial real estate loans to long-standing, well-financed relationships
No evidence that job losses in energy-related markets are adversely impacting our consumer portfolio
Loans and reserve for loan losses measured at 12/31/15
Energy-related markets:  Houston-Baytown-Sugar Land TX, Midland/Odessa TX, New Orleans-Metairie-Kenner LA, Oklahoma City OK, Tulsa OK,
Greeley CO, Denver CO, Baton Rouge LA, Bakersfield CA

16 | U.S. BANCORP Agenda Company Overview Value Creation Credit Update Interest Rates 1Q16 Update

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U.S. BANCORP
Asset Sensitive Balance Sheet
Tailwinds:
~50% of earning assets are rate sensitive
of which the majority re-price in first 90 days
Deposit growth remains strong
Limited deposit re-pricing
Headwinds:
Lower long-term rates
•
Negative impact on new consumer loan rates
•
Lower reinvestment rate on securities
1Q16 Impact:  Net Interest Margin -
relatively stable
Sensitivity of Net Interest Income
Post Rate Hike
1.30%
1.38%
1.66%
1.71%
1.72%
1.75%
1.68%
2.19%
2.37%
2.39%
0.00%
1.00%
2.00%
3.00%
4.00%
3Q14
4Q14
1Q15
2Q15
3Q15
Up 50 bps Immediate
Up 200 bps Gradual

18 | U.S. BANCORP Agenda Company Overview Value Creation Credit Update Interest Rates 1Q16 Update

19 | U.S. BANCORP 1Q16 Linked Quarter Update

20 | U.S. BANCORP Appendix

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U.S. BANCORP
Non-GAAP Financial Measures
Line of Business Financial Performance
Taxable-equivalent basis
$ in millions
Revenue
Line of Business Financial Performance
2015x
Wholesale Banking and Commercial Real Estate
2,924
$
Consumer and Small Business Banking
7,114
Wealth Management and Securities Services
1,852
Payment Services
5,301
Treasury and Corporate Support
3,115
Consolidated Company
20,306
Less Treasury and Corporate Support
3,115
Consolidated Company excluding Treasury and Corporate Support
17,191
$
Percent of Total
Wholesale Banking and Commercial Real Estate
15%
Consumer and Small Business Banking
35%
Wealth Management and Securities Services
9%
Payment Services
26%
Treasury and Corporate Support
15%
Total
100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate
17%
Consumer and Small Business Banking
41%
Wealth Management and Securities Services
11%
Payment Services
31%
Total
100%

Credit Suisse 2016 Financial Services Forum